Dated January 31, 2025, as supplemented October 3, 2025
Thrivent Small-Mid Cap Equity ETF
NYSE Arca, Inc.: TSME
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventETFs.com/prospectus. You can also get this information at no cost by calling 800-847-4836, sending an email request to contactus@thriventfunds.com, or contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated January 31, 2025, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Go paperless. Manage your communication choices and sign up for paperless delivery of prospectuses by logging into your account.

Thrivent Small-Mid Cap Equity ETF
TSME

Prior to January 31, 2025, Thrivent Small-Mid Cap Equity ETF (the "Fund") was named Thrivent Small-Mid Cap ESG ETF.
Investment Objective
The Fund seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid-sized companies that are listed or traded on a national securities exchange.
Under normal market conditions, the Fund invests primarily in companies that have market capitalizations within the range of those companies included in widely known small- and mid-cap indices, such as the Russell 2500™ Index, S&P MidCap 400® Index, S&P SmallCap 600® Index, or the small- to mid-sized company market capitalization classifications published by Morningstar. The Fund defines small- to mid-cap companies as those with market capitalizations at or below the market capitalization of the largest company represented in either or both of the Russell 2500 Index (approximately $54.5 billion as of November 30, 2024) or the S&P MidCap 400 Index (approximately $23.8 billion as of November 29, 2024). Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change reference groups used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Fund will seek to invest in issuers that the Adviser believes have sustainable long-term business models for the benefit of its stakeholders while driving financial success and risk management. The Adviser uses fundamental and other investment research techniques to look for small- to mid-sized companies that, in its opinion, have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position.
In making an assessment of the sustainability of a company’s long-term business, the Adviser may rely on,
1

among other things, information provided by third-party vendors or the relevant companies, as well as various indicators, scores and other metrics provided by third-party data sources or the Adviser’s own analysis. This may include more traditional assessments such as profitability, financial stability, and sales trends. The Adviser may also review factors such as the quality of a company’s board of directors or executive leadership team, employee culture, or compensation practices, in each case as compared against industry standards, in making this determination. The Adviser may utilize different third-party vendors at different times and certain factors may be given more or less weight than others. Lower-rated indicators, scores and other metrics in any particular area will not necessarily exclude a company as an eligible investment. The Fund is an actively managed exchange traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.
ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:
•
The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV.
•
Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.
•
The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
•
Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will
2

affect the market prices of the issuer’s securities and therefore the value of the Fund.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The Fund compares its performance to the Russell 3000® Index, an appropriate broad-based securities market index, to comply with new regulations that require the Fund’s broad-based market index to reflect the overall market in which the Fund may invest. The Russell 3000® Index measures the performance of 3,000 large-, mid-, and small-cap U.S. equities, representing approximately 98% of the U.S. equity market. The Fund also measures its performance compared to the Russell 2500® Index, an additional index with characteristics relevant to the Fund’s investment strategy, which measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000® Index. The Fund no longer compares its returns to the S&P MidCap 400 ESG Index because the current indices better reflect the Fund’s current investment universe.
The Fund’s total returns for the period prior to January 31, 2025 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “Thrivent Small-Mid Cap ESG ETF.” The following bar chart and table beneath it provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall domestic equity market in which the Fund may invest and a more narrowly based index that reflects the market segments in which the Fund invests. Average annual total returns are shown on a before- and after-tax basis for the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at thriventETFs.com/individual or by calling 800-847-4836.
Year-by-Year Total Return

Best Quarter:	Q1 2024	+11.95%
Worst Quarter:	Q3 2023	(4.41)%
3

Average Annual Total Returns
(Periods Ending December 31, 2024)
		Since Inception
	1 Year	October 5, 2022
(before taxes)	18.91%	17.27%
(after taxes on distributions)	18.81%	17.14%
(after taxes on distributions and redemptions)	11.27%	13.44%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	22.53%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	12.00%	13.24%
S&P MidCap 400® ESG Index (reflects no deduction for fees, expenses or taxes)	11.37%	13.72%
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
Name and Title	Portfolio Manager of the Fund Since
Charles R. Miller, CFA Senior Portfolio Manager	October 2022
Simon A. Bizien, CFA Portfolio Manager	March 2023
Purchase and Sale of Fund Shares
The Fund issues and redeems shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at thriventETFs.com/individual.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4

[This page intentionally left blank]

4321 N. Ballard Rd.
Appleton, WI 54919-0001

A better way to deliver documents. In response to concerns regarding multiple mailings, we send one copy of a prospectus and each annual and semiannual report for Thrivent ETF Trust to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs. If you wish to discontinue householding in the future, contact your financial intermediary.
Investment Adviser Thrivent Asset Management, LLC 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211	Legal Counsel Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402
Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203	Transfer Agent, Administrator & Custodian State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016
ALPS Distributors, Inc., member FINRA, is the distributor for Thrivent ETFs. Thrivent Distributors, LLC, a subsidiary of Thrivent, is the marketing agent. ALPS Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.
32097A R10-25